UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 27, 2014

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors Committee Assignments

On August 27, 2014, the Board of Directors (the "Board") of Biolase, Inc. (the "Company") appointed Paul N. Clark, a director, to the Audit Committee of the Board. In addition, the Board appointed Dr. Jonathan T. Lord, a director, as a member and chairman of the Compensation Committee of the Board, and appointed directors Drs. Lord and Frederic H. Moll to the Nominating and Corporate Governance Committee of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 27, 2014, the 2014 Annual Meeting of Stockholders of Biolase, Inc. (the "Company") was held at the Company's headquarters, 4 Cromwell, Irvine, California. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

1. Stockholders elected all of the Company's four nominees for director, and the one nominee of Oracle Partners, L.P. for director, to serve a one-year term until the 2015 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as set forth below:

Paul N. Clark
Votes For: 22,026,997
Votes Withheld: 4,667,131
Broker Non-votes: 12,199,493

Frederic H. Moll
Votes For: 22,982,691
Votes Withheld: 4,632,588
Broker Non-votes: 12,199,493

Jeffrey M. Nugent
Votes For: 21,917,032
Votes Withheld: 4,675,917
Broker Non-votes: 12,199,493

James R. Talevich
Votes For: 22,035,641
Votes Withheld: 4,664,298
Broker Non-votes: 12,199,493

Jonathan T. Lord
Votes For: 21,805,002
Votes Withheld: 4,607,639
Broker Non-votes: 12,199,493

2. Stockholders ratified the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014, as set forth below:

Votes For: 35,869,851
Votes Against: 2,825,666
Abstentions: 506,641
Broker Non-votes: 0

3. Stockholders approved the amendment to the Restated Certificate of Incorporation, as set forth below:

Votes For: 33,049,827
Votes Against: 4,311,165
Abstentions: 1,677,148
Broker Non-votes: 164,018

4. Stockholders approved the amendment to the 2002 Stock Incentive Plan, as set forth below:

Votes For: 20,938,060
Votes Against: 4,323,895
Abstentions: 1,740,710
Broker Non-votes: 12,199,493

5. Stockholders voted, on an advisory basis, to approve the compensation of the Company's named executive officers, as set forth below:

Votes For: 19,678,064
Votes Against: 4,988,687
Abstentions: 2,335,914
Broker Non-votes: 12,199,493

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

August 29, 2014	By:	Frederick D. Furry

Name: Frederick D. Furry
Title: Chief Financial Officer